UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2016

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
343 State Street Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 9, 2016, Eastman Kodak Company (the “Company”) issued a press release describing its second quarter 2016 financial results.  A copy of the press release is furnished as Exhibit (99.1) to this report.

Within the Company’s press release, reference is made to the following non-GAAP financial measures:

  Operational EBITDA;
  Revenues and Operational EBITDA on a constant currency basis;
  Improvement in PROSPER EBITDA; and
  Improvement in Operational EBITDA on a constant currency basis excluding Consumer Inkjet business Operational EBITDA before Corporate Costs.

The Company believes that these non-GAAP financial measures represent important internal measures of performance as used by the Company’s management. Accordingly, they are provided with the belief that this information will assist in properly assessing the underlying performance of the Company. In addition, the Company’s management believes that the presentation of the non-GAAP financial measures allows the user of the information to assess the Company’s financial results on a more comparable basis.  Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

(99.1)	Press release issued on August 9, 2016, regarding the Company’s second quarter 2016 financial results furnished with this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By: /s/ Eric Samuels
Eric Samuels
Chief Accounting Officer and Corporate Controller
Eastman Kodak Company

Date:	August 9, 2016

EASTMAN KODAK COMPANY
INDEX TO EXHIBITS

Exhibit No.

(99.1)	Press release issued on August 9, 2016, regarding the Company’s second quarter 2016 financial results furnished with this document.